Supplement, dated April 4, 2000, to the Prospectus, dated March 1, 2000, of Seligman Global Fund Series, Inc. (the "Series")
                                on behalf of its
                         Seligman Global Technology Fund


     Effective April 3, 2000, the following supersedes and replaces the information set forth on pages 23-24 of the Series' Prospectus under the caption "Global Technology Fund."

Seligman's Global Technology Team manages the Global Technology Fund. The Global Technology Team is headed by Mr. Paul H. Wick, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of the Global Technology Fund since May 1994. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. He joined Seligman in 1987 as an Associate, Investment Research. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio and Co-Portfolio Manager of its Seligman Global Technology Portfolio, and the Seligman New Technologies Fund, Inc.

Mr. Steven A. Werber, who joined Seligman on January 10, 2000 as a Senior Vice President, is Co-Portfolio Manager of the Global Technology Fund. He is a Vice President of Seligman Global Fund Series, Inc. Prior to joining Seligman, Mr. Werber was an Analyst and Portfolio Manager at Fidelity Investments International since 1996. Prior thereto, he was an Associate at Goldman Sachs International from 1992 to 1996. Mr. Werber is also a Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Global Technology Portfolio.


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